UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, N.Y. 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual

Repor t

Western Asset

Global Multi-Sector

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Multi-Sector Portfolio

Fund objective

The Fund seeks to maximize return through income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Multi-Sector Portfolio for the period from the Fund’s inception on July 29, 2011 through December 31, 2011 (the “reporting period”). Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

Western Asset Global Multi-Sector Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the period from the Fund’s inception on July 29, 2011 through December 31, 2011 (the “reporting period”). However, the pace of the expansion was less robust than during most other periods exiting a severe recession. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement as the reporting period progressed, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. Unemployment stayed above 9.0% before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. In July 2011, the Institute for Supply Management’s PMI (“PMI”)ii had a reading of 50.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then declined to 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

Disappointing economic news was not limited to the U.S. In January 2012 (after the reporting period ended), the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. This was due, in part, to the IMF’s expectation that the Eurozone would experience “a mild recession in 2012 as a result of the rise in sovereign yields, the effects of bank deleveraging on the real economy, and the impact of additional fiscal consolidation.” The IMF now anticipates 2012 growth will be -0.5% in the Eurozone and 1.7% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its 2012 projection for the former from 6.1% to 5.4%.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to

IV	Western Asset Global Multi-Sector Portfolio

Investment commentary (cont’d)

purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

Due to mounting economic challenges in the Eurozone, the European Central Bank (“ECB”) shifted its monetary policy during the reporting period. Looking back, the ECB raised interest rates in April 2011 from 1.00% to 1.25%, and then to 1.50% in July. However, with growth moderating and given the ongoing European sovereign debt crisis, the ECB lowered interest rates to 1.25% in November and 1.00% in December, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China and India, kept interest rates on hold during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize return through income and capital appreciation. To achieve its investment objective, the Fund invests primarily in various types of U.S. dollar denominated and non-U.S. dollar denominated fixed-income securities.

The Fund may invest up to 70% of its net assets in securities not rated Baa or BBB or above at the time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) or unrated securities that we determine to be of comparable quality at the time of purchase. Securities rated Baa or BBB or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “junk bonds” or “high-yield securities.” Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of issuers representing at least three countries (one of which may be the U.S.).

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the period from the Fund’s inception on July 29, 2011 through December 31, 2011 (the “reporting period”). Risk aversion was elevated in August and September 2011, given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the U.S. economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the reporting period began, two- and ten-year Treasury yields were 0.36% and 2.82%, respectively. While two-year Treasuries edged up to 0.38% in early August before declining, the start of the reporting period proved to be the peak for ten-year Treasuries. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%.

2	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Fund overview (cont’d)

All told, the Barclays Capital U.S. Aggregate Indexi and the Barclays Capital Global Aggregate Indexii returned 3.34% and -0.84%, respectively, during the reporting period. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced weak results. Over the reporting period, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii returned -1.16%. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)iv, gained 1.88% during the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. In the beginning of the reporting period, we were in the process of investing the Fund’s assets. We invested the portfolio in a variety of sectors, including high-yield and investment grade corporate bonds, emerging market debt, government securities, mortgage-backed securities (“MBS”) and other non-U.S. dollar securities.

As the period progressed, we made a number of changes to the portfolio. The primary adjustments were taking advantage of the market volatility to increase our allocations to investment grade corporate bonds, U.S. dollar denominated high-yield bonds and U.S. dollar denominated emerging market sovereign and corporate debt at more attractive levels. Given the uncertainty surrounding Europe, we reduced the Fund’s exposures to select Eurozone Financials issuers and Polish government bonds. Elsewhere, we increased our exposure to German government bonds in anticipation of more accommodative monetary policy from the European Central Bank. Finally, while the Fund remained underweight the euro, we moved from underweight to a neutral exposure in the Japanese yen.

The Fund used U.S. Treasury futures to manage our durationv and yield curvevi exposure. The use of these instruments detracted from performance. Currency forwards, which were used to manage our foreign currency exposure, added to performance during the reporting period.

Performance review

For the period from inception on July 29, 2011 through December 31, 2011, Class I shares of Western Asset Global Multi-Sector Portfolio returned -0.14%. The Fund’s unmanaged benchmarks, the Barclays Capital Global Aggregate Index, the EMBI+ and the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned -0.84%, 1.88% and -1.16%, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned -0.98% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
Since Fund Inception*
Western Asset Global Multi-Sector Portfolio:
Class IS	-0.04%
Class I	-0.14%
Class FI	-0.26%
Barclays Capital Global Aggregate Index	-0.84%
JPMorgan Emerging Markets Bond Index Plus	1.88%
Barclays Capital U.S. High Yield — 2% Issuer Cap Index	-1.16%
Lipper Multi-Sector Income Funds Category Average	-0.98%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the five-month period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 210 funds in the Fund’s Lipper category.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	3

value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2011 for Class IS, Class I and Class FI shares were 3.77%, 3.67% and 3.31%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class IS, Class I and Class FI shares would have been 3.29%, 3.03% and 2.78%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

* The Fund’s inception date is July 29, 2011.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, as supplemented on July 29, 2011, the gross total annual operating expense ratios for Class IS, Class I and Class FI shares were 1.08%, 1.18% and 1.53%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, deferred organizational expenses and extraordinary expenses, to average net assets is not expected to exceed 0.75% for Class IS shares, 0.85% for Class I shares and 1.20% for Class FI shares. These expense limitation arrangements cannot be terminated prior to April 30, 2012 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our currency positioning. Adding the most value was our underweight position in the euro, as it performed poorly given the European sovereign debt crisis.

Our yield curve positioning in the U.S. also added to results. In particular, the portfolio emphasized longer-dated U.S. Treasuries, which was rewarded as they outperformed shorter-dated maturities.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance for the period were its security selection and an overweight exposure to high-yield bonds. While the high-yield sector rallied in October and December, it was not enough to offset its weak returns in August, September and November. In addition, our allocation to European high-yield issues was a drag on results, as they generally underperformed their U.S. high-yield counterparts. Furthermore, a lower-quality bias detracted from performance.

Our allocation to emerging market corporate debt versus sovereign debt was also a negative for results. In addition, a number of the Fund’s local currency sovereign bonds hurt our returns, as they performed poorly due to weakening emerging market currencies.

4	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Fund overview (cont’d)

Elsewhere, a number of the Fund’s investment grade corporate Financials were negative for performance. They underperformed the benchmark due to fears of contagion from the European sovereign debt crisis and uncertainties regarding new financial regulations.

Finally, the Fund’s underweight to agency MBS was slightly negative for performance. This high-quality sector generated solid results and held up relatively well during periods of heightened investor risk aversion.

Thank you for your investment in Western Asset Global Multi-Sector Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is a “non-diversified” fund. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a “diversified fund.” Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Sovereign Bonds (18.3%), Energy (11.8%), Financials (10.2%), Materials (8.0%) and Consumer Discretionary (6.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	5

[i]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Barclays Capital Global Aggregate Index is an index comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.

iii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[4]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
Class IS	-0.04%	$1,000.00	$999.60	0.75%	$3.14	Class IS	5.00%	$1,000.00	$1,021.42	0.75%	$3.82
Class I	-0.14	1,000.00	998.60	0.85	3.56	Class I	5.00	1,000.00	1,020.92	0.85	4.33
Class FI	-0.26	1,000.00	997.40	1.20	5.02	Class FI	5.00	1,000.00	1,019.16	1.20	6.11

[1]	For the period July 29, 2011 (inception date) to December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (153), then divided by 365.

[4]	For the six months ended December 31, 2011.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class IS†	Class I†	Class FI†
Inception* through 12/31/11	-0.04%	-0.14%	-0.26%

Cumulative total returns[1]
Class IS (Inception date of 7/29/11 through 12/31/11)		-0.04%
Class I (Inception date of 7/29/11 through 12/31/11)		-0.14
Class FI (Inception date of 7/29/11 through 12/31/11)		-0.26

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class IS, I and FI shares is July 29, 2011.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class IS, I and FI Shares of Western Asset Global Multi-Sector Portfolio vs. Barclays Capital Global Aggregate Index, JPMorgan Emerging Markets Bond Index Plus and Barclays Capital U.S. High Yield – 2% Issuer Cap Index† — July 29, 2011 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS, I and FI shares of Western Asset Global Multi-Sector Portfolio on July 29, 2011 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $1,000,000 investment the Barclays Capital Global Aggregate Index, the JPM Morgan Emerging Markets Bond Index Plus and the Barclays Capital U.S. High Yield – 2% Issuer Cap Index. The Barclays Capital Global Aggregate Index is an index comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world. The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 50% Barclays Global Aggregate Index, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays Capital U.S. High Yield – 2% Issuer Cap Index.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAGMS	— Western Asset Global Multi-Sector Portfolio

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 50% Barclays Global Aggregate Index, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays Capital U.S. High Yield – 2% Issuer Cap Index.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAGMS	— Western Asset Global Multi-Sector Portfolio

12	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Schedule of investments

December 31, 2011

Western Asset Global Multi-Sector Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 50.9%
Consumer Discretionary — 6.2%
Automobiles — 1.9%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000		$117,707
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		260,552
Total Automobiles					378,259
Hotels, Restaurants & Leisure — 0.3%
Codere Finance Luxembourg SA, Senior Secured Notes	8.250%	6/15/15	50,000	EUR	59,535	(a)
Media — 3.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	100,000		104,250
Comcast Corp., Senior Notes	5.150%	3/1/20	50,000		56,862
DISH DBS Corp., Senior Notes	6.750%	6/1/21	100,000		107,750
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	190,000		217,550
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	50,000		51,345
Time Warner Inc., Senior Notes	4.000%	1/15/22	20,000		20,629
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		147,750	(a)
Total Media					706,136
Specialty Retail — 0.5%
Gymboree Corp., Senior Notes	9.125%	12/1/18	100,000		87,500
Total Consumer Discretionary					1,231,430
Consumer Staples — 1.5%
Beverages — 0.8%
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	150,000		157,138	(a)
Food Products — 0.2%
Ahold Finance USA LLC	6.500%	3/14/17	21,000	GBP	37,202
Tobacco — 0.5%
Altria Group Inc., Senior Notes	4.750%	5/5/21	50,000		55,052
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	50,000		50,978
Total Tobacco					106,030
Total Consumer Staples					300,370
Energy — 11.8%
Energy Equipment & Services — 1.0%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	100,000		104,000
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	100,000		100,000
Total Energy Equipment & Services					204,000
Oil, Gas & Consumable Fuels — 10.8%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	50,000		60,494
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000		255,000	(a)

See Notes to Financial Statements.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	13

Western Asset Global Multi-Sector Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	100,000		$113,125
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	100,000		107,250
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	300,000		324,000
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		60,116
Ecopetrol SA, Senior Notes	7.625%	7/23/19	100,000		120,500
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	100,000		94,500
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	100,000		100,000	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	100,000		100,500	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	100,000		105,000
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	120,000		136,050
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	10,000		11,582
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	100,000		114,913
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	30,000		33,750	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	100,000		109,875
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	150,000		156,000
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	110,000		117,563	(a)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	40,000		40,950	(a)
Total Oil, Gas & Consumable Fuels					2,161,168
Total Energy					2,365,168
Financials — 10.2%
Capital Markets — 1.1%
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	100,000	EUR	98,490
Merrill Lynch & Co. Inc., Notes	5.500%	11/22/21	60,000	GBP	69,464
Morgan Stanley, Senior Notes	4.375%	10/12/16	50,000	EUR	58,576
Total Capital Markets					226,530
Commercial Banks — 3.1%
Barclays Bank PLC, Senior Notes	6.000%	1/14/21	50,000	EUR	53,845
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	100,000	EUR	111,306	(b)(c)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	100,000	EUR	101,541
Nordea Bank AB, Senior Notes	4.875%	1/27/20	150,000		154,040	(a)
Royal Bank of Scotland PLC, Senior Notes	4.875%	1/20/17	100,000	EUR	122,261
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/6/12	100,000		83,750	(b)(c)
Total Commercial Banks					626,743
Consumer Finance — 2.1%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	100,000		105,500
Ally Financial Inc., Senior Notes	8.000%	3/15/20	200,000		205,000

See Notes to Financial Statements.

14	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Global Multi-Sector Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — continued
SLM Corp., Medium-Term Notes	8.000%	3/25/20	100,000		$101,000
Total Consumer Finance					411,500
Diversified Financial Services — 2.6%
Bank of America Corp., Senior Notes	5.000%	5/13/21	100,000		91,084
Citigroup Inc., Senior Notes	7.375%	9/4/19	100,000	EUR	145,482
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	100,000		119,803
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	50,000	EUR	67,948	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	100,000		100,703
Total Diversified Financial Services					525,020
Insurance — 1.3%
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000		90,830
ELM BV	5.252%	5/25/16	100,000	EUR	102,246	(b)(c)
Hannover Finance Luxembourg SA, Bonds	5.750%	9/14/40	50,000	EUR	59,357	(b)
Total Insurance					252,433
Total Financials					2,042,226
Health Care — 3.6%
Biotechnology — 0.8%
Amgen Inc., Senior Notes	3.875%	11/15/21	150,000		151,367
Health Care Providers & Services — 1.8%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	40,000		39,600	(a)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	200,000		207,500
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	100,000		112,250
Total Health Care Providers & Services					359,350
Pharmaceuticals — 1.0%
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	100,000		101,713
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	100,000		101,714
Total Pharmaceuticals					203,427
Total Health Care					714,144
Industrials — 3.4%
Aerospace & Defense — 0.5%
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	100,000		99,000	(a)
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	100,000		107,000	(a)
Road & Rail — 1.1%
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	100,000		102,750
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	100,000		109,250
Total Road & Rail					212,000

See Notes to Financial Statements.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	15

Western Asset Global Multi-Sector Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Trading Companies & Distributors — 1.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	100,000		$104,250	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	160,000		163,600
Total Trading Companies & Distributors					267,850
Total Industrials					685,850
Materials — 8.0%
Chemicals — 0.2%
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	40,000		41,500	(a)
Containers & Packaging — 0.6%
Ball Corp., Senior Notes	7.375%	9/1/19	100,000		109,500
Metals & Mining — 5.8%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		104,500	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	110,000		112,063	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	100,000		97,000	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	100,000		105,500	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	200,000		179,500	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	100,000		107,250
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	50,000		53,749
Southern Copper Corp., Senior Notes	6.750%	4/16/40	80,000		80,049
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	100,000		104,250
Vale Overseas Ltd., Notes	6.875%	11/21/36	110,000		125,241
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		86,000	(a)
Total Metals & Mining					1,155,102
Paper & Forest Products — 1.4%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	100,000		118,366
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	100,000		97,750	(a)
Lecta SA, Senior Notes	5.462%	2/15/14	60,000	EUR	70,666	(a)(b)
Total Paper & Forest Products					286,782
Total Materials					1,592,884
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 2.4%
AT&T Inc., Senior Notes	5.350%	9/1/40	100,000		112,490
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	80,000		59,600	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	100,000		101,500	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	100,000		98,500	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	100,000		99,500	(a)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	10,000		11,289
Total Diversified Telecommunication Services					482,879

See Notes to Financial Statements.

16	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Global Multi-Sector Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 0.8%
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000		$161,750
Total Telecommunication Services					644,629
Utilities — 3.0%
Electric Utilities — 0.3%
FirstEnergy Corp., Notes	7.375%	11/15/31	50,000		61,489
Gas Utilities — 1.0%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	200,000		201,000	(a)
Independent Power Producers & Energy Traders — 1.7%
AES Gener SA, Notes	5.250%	8/15/21	100,000		100,500	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	70,000		70,175	(a)
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	150,000		162,000	(a)
Total Independent Power Producers & Energy Traders					332,675
Total Utilities					595,164
Total Corporate Bonds & Notes (Cost — $10,415,982)					10,171,865
Mortgage-Backed Securities — 4.4%
FNMA — 2.2%
Federal National Mortgage Association (FNMA)	6.000%	1/12/42	400,000		440,438	(d)
GNMA — 2.2%
Government National Mortgage Association (GNMA)	5.000%	12/23/42	400,000		442,656	(d)
Total Mortgage-Backed Securities (Cost — $878,336)					883,094
Sovereign Bonds — 18.3%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	100,000		91,528
Brazil — 0.6%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	100,000		111,750
Colombia — 0.6%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000		126,000
Germany — 8.3%
Bundesobligation, Bonds	2.000%	2/26/16	500,000	EUR	684,102
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	675,000	EUR	985,154
Total Germany					1,669,256
Malaysia — 1.6%
Government of Malaysia, Senior Bonds	4.262%	9/15/16	990,000	MYR	325,023
Mexico — 1.7%
Mexican Bonos, Bonds	8.000%	6/11/20	4,180,000	MXN	332,047
Panama — 0.4%
Republic of Panama	6.700%	1/26/36	60,000		78,300

See Notes to Financial Statements.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	17

Western Asset Global Multi-Sector Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Peru — 1.3%
Republic of Peru	8.750%	11/21/33	70,000		$106,750
Republic of Peru, Bonds	7.840%	8/12/20	360,000	PEN	152,224
Total Peru					258,974
Russia — 1.2%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	208,750		242,411	(a)
Turkey — 0.5%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	100,000		101,125
Venezuela — 1.6%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	438,000		313,170	(a)
Total Sovereign Bonds (Cost — $3,836,292)					3,649,584
U.S. Government & Agency Obligations — 4.8%
U.S. Government Obligations — 4.8%
U.S. Treasury Bonds	3.500%	2/15/39	790,000		888,627
U.S. Treasury Notes	2.125%	8/15/21	80,000		82,050
Total U.S. Government & Agency Obligations (Cost — $788,648)					970,677
Total Investments before Short-Term Investments (Cost — $15,919,258)					15,675,220
Short-Term Investments — 22.7%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.071%	1/10/12	1,000		1,000	(e)(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.140%	1/11/12	22,000		21,999	(e)(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.089%	1/12/12	2,000		2,000	(e)(f)
Total U.S. Government Agencies (Cost — $24,999)					24,999
Time Deposits — 12.0%
Barclays Bank PLC	0.100%	1/3/12	400,172		400,172
Commerzbank AG	0.150%	1/3/12	400,172		400,172
ING Bank	0.050%	1/3/12	400,118		400,118
Rabobank London	0.030%	1/3/12	400,058		400,058
Royal Bank Of Scotland PLC, Senior Notes	0.030%	1/3/12	400,161		400,161
UBS AG London	0.010%	1/3/12	400,075		400,075
Total Time Deposits (Cost — $2,400,756)					2,400,756
Repurchase Agreements — 10.5%
Deutsche Bank Securities Inc. repurchase agreement dated 12/30/11; Proceeds at maturity — $1,172,005; (Fully collateralized by U.S. government agency obligations, 3.150% due 10/28/20; Market value — $1,195,440)	0.040%	1/3/12	1,172,000		1,172,000

See Notes to Financial Statements.

18	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Global Multi-Sector Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Repurchase Agreements — continued
Goldman Sachs & Co. repurchase agreement dated 12/30/11; Proceeds at maturity — $928,009; (Fully collateralized by U.S. government agency obligations, 7.125% due 1/15/30; Market value — $950,175)	0.090%	1/3/12	928,000	$928,000
Total Repurchase Agreements (Cost — $2,100,000)				2,100,000
Total Short-Term Investments (Cost — $4,525,755)				4,525,755
Total Investments — 101.1% (Cost — $20,445,013#)				20,200,975
Liabilities in Excess of Other Assets — (1.1)%				(216,034)
Total Net Assets — 100.0%				$19,984,941

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(e)	Rate shown represents yield-to-maturity.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	19

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $18,345,013)	$18,100,975
Repurchase agreements, at value (Cost — $2,100,000)	2,100,000
Foreign currency, at value (Cost — $326,506)	318,929
Cash	57,533
Interest receivable	277,796
Unrealized appreciation on forward foreign currency contracts	183,974
Prepaid expenses	8,782
Total Assets	21,047,989

Liabilities:
Payable for securities purchased	878,336
Unrealized depreciation on forward foreign currency contracts	78,972
Payable for offering and organization costs	56,301
Investment management fee payable	18,814
Payable to broker — variation margin on open futures contracts	313
Service and/or distribution fees payable	21
Accrued expenses	30,291
Total Liabilities	1,063,048
Total Net Assets	$19,984,941

Net Assets:
Par value (Note 7)	$2,027
Paid-in capital in excess of par value	20,228,307
Overdistributed net investment income	(20,661)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(73,082)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(151,650)
Total Net Assets	$19,984,941

Shares Outstanding:
Class IS	2,007,262
Class I	10,107
Class FI	10,095

Net Asset Value:
Class IS	$9.86
Class I	$9.88
Class FI	$9.88

See Notes to Financial Statements.

20	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Statement of operations

For the Period Ended December 31, 2011†

Investment Income:
Interest	$333,342

Expenses:
Offering costs	98,417
Investment management fee (Note 2)	53,769
Audit and tax	30,450
Legal fees	9,965
Shareholder reports (Note 5)	6,360
Custody fees	5,236
Transfer agent fees (Note 5)	4,070
Fund accounting fees	1,453
Registration fees	623
Directors’ fees	267
Service and/or distribution fees (Notes 2 and 5)	103
Miscellaneous expenses	2,000
Total Expenses	212,713
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(150,444)
Net Expenses	62,269
Net Investment Income	271,073

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(64,645)
Futures contracts	(44,620)
Foreign currency transactions	(25,217)
Net Realized Loss	(134,482)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(244,038)
Futures contracts	975
Foreign currencies	91,413
Change in Net Unrealized Appreciation (Depreciation)	(151,650)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(286,132)
Decrease in Net Assets from Operations	$(15,059)

†	For the period July 29, 2011 (inception date) to December 31, 2011.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	21

Statement of changes in net assets

For the Period Ended December 31, 2011†

Operations:
Net investment income	$271,073
Net realized loss	(134,482)
Change in net unrealized appreciation (depreciation)	(151,650)
Decrease in Net Assets From Operations	(15,059)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(268,912)
Decrease in Net Assets From Distributions to Shareholders	(268,912)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	20,000,000
Reinvestment of distributions	268,912
Increase in Net Assets From Fund Share Transactions	20,268,912
Increase in Net Assets	19,984,941

Net Assets:
Beginning of period	—
End of period*	$19,984,941
* Includes overdistributed net investment income of:	$(20,661)

†	For the period July 29, 2011 (inception date) to December 31, 2011.

See Notes to Financial Statements.

22	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout the period ended December 31:
Class IS Shares[1]	2011[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.14
Net realized and unrealized loss	(0.15)
Total loss from operations	(0.01)

Less distributions from:
Net investment income	(0.13)
Total distributions	(0.13)

Net asset value, end of period	$9.86
Total return[3]	(0.04)%

Net assets, end of period (000s)	$19,785

Ratios to average net assets:
Gross expenses[4]	2.58%
Net expenses[4,5,6]	0.75
Net investment income[4]	3.30

Portfolio turnover rate[7]	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62% for the period ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	23

For a share of each class of capital stock outstanding throughout the period ended December 31:
Class I Shares[1]	2011[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.13
Net realized and unrealized loss	(0.15)
Total loss from operations	(0.02)

Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)

Net asset value, end of period	$9.88
Total return[3]	(0.14)%

Net assets, end of period (000s)	$100

Ratios to average net assets:
Gross expenses[4]	3.80%
Net expenses[4,5,6]	0.85
Net investment income[4]	3.21

Portfolio turnover rate[7]	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62% for the period ended December 31, 2011.

See Notes to Financial Statements.

24	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout the period ended December 31:
Class FI Shares[1]	2011[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.12
Net realized and unrealized loss	(0.15)
Total loss from operations	(0.03)

Less distributions from:
Net investment income	(0.09)
Total distributions	(0.09)

Net asset value, end of period	$9.88
Total return[3]	(0.26)%

Net assets, end of period (000s)	$100

Ratios to average net assets:
Gross expenses[4]	4.06%
Net expenses[4,5,6]	1.20
Net investment income[4]	2.85

Portfolio turnover rate[7]	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62% for the period ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Multi-Sector Portfolio (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to June 9, 2011, the Fund was known as Western Asset Global Strategic Income Portfolio.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

26	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$10,171,865	—	$10,171,865
Mortgage-backed securities	—	883,094	—	883,094
Sovereign bonds	—	3,649,584	—	3,649,584
U.S. government & agency obligations	—	970,677	—	970,677
Total long-term investments	—	$15,675,220	—	$15,675,220
Short-term investments†	—	4,525,755	—	4,525,755
Total investments	—	$20,200,975	—	$20,200,975
Other financial instruments:
Futures contracts	$6,039	—	—	$6,039
Forward foreign currency contracts	—	$183,974	—	183,974
Total other financial instruments	$6,039	$183,974	—	$190,013
Total	$6,039	$20,384,949	—	$20,390,988

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$5,064	—	—	$5,064
Forward foreign currency contracts	—	$78,972	—	78,972
Total	$5,064	$78,972	—	$84,036

†	See Schedule of Investments for additional detailed categorizations.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	27

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by

28	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	29

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

30	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $78,972. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	31

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$38,578	—	$(38,578)
(b)	(61,400)	$61,400	—

(a)	Reclassifications are primarily due to non-deductible 12b-1 fees and non-deductible offering costs.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with investment management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed 0.75%,

32	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

0.85% and 1.20% for Class IS, Class I and Class FI shares, respectively. Western Asset and Western Asset Limited also agreed to waive their advisory fees (which are paid by LMPFA and not the Fund) under corresponding amounts under the Fee Cap. These arrangements cannot be terminated prior to April 30, 2012 without the Board’s consent.

During the period ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $150,444.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Pursuant to these agreements, at December 31, 2011, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class IS	Class I	Class FI
Expires December 31, 2014	$148,060	$1,213	$1,171

During the period ended December 31, 2011, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of the Fund’s shares.

3. Investments

During the period ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$15,241,568	$9,913,959
Sales	874,216	8,288,555

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$406,694
Gross unrealized depreciation	(650,732)
Net unrealized depreciation	$(244,038)

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	5	3/12	$649,586	$655,625	$6,039
Contracts to Sell:
U.S. Treasury 5-Year Notes	10	3/12	1,227,514	1,232,578	(5,064)
Net unrealized gain on open futures contracts					$975

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	33

At December 31, 2011, the Fund held TBA securities with a total cost of $878,336.

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Barclays Bank PLC	120,000	$122,059	2/16/12	$576
Brazilian Real	Citibank N.A.	639,000	338,910	2/15/12	(19,274)
British Pound	JPMorgan Chase Bank	68,822	106,833	2/16/12	(3,315)
Canadian Dollar	JPMorgan Chase Bank	465,208	456,153	2/16/12	(2,117)
Euro	JPMorgan Chase Bank	123,658	160,104	2/16/12	(7,212)
Hungarian Forint	Citibank N.A.	46,133,000	188,583	2/16/12	(9,917)
Japanese Yen	JPMorgan Chase Bank	61,752,000	802,917	2/16/12	10,196
Japanese Yen	UBS AG	93,633,000	1,217,443	2/16/12	15,479
Mexican Peso	Citibank N.A.	2,702,000	192,849	2/16/12	(7,801)
Mexican Peso	Deutsche Bank AG	2,743,000	195,775	2/16/12	(1,954)
Polish Zloty	JPMorgan Chase Bank	634,044	182,903	2/16/12	(17,452)
South Korean Won	JPMorgan Chase Bank	115,000,000	99,455	2/22/12	(1,973)
Swedish Krona	UBS AG	1,266,572	183,600	2/16/12	(7,957)
					(52,721)
Contracts to Sell:
Brazilian Real	JPMorgan Chase Bank	123,655	65,497	2/22/12	3,292
Euro	Barclays Bank PLC	600,000	776,835	2/16/12	45,393
Euro	Citibank N.A.	145,645	188,570	2/16/12	9,930
Euro	JPMorgan Chase Bank	726,000	939,971	2/16/12	65,343
Hungarian Forint	Citibank N.A.	44,014,720	179,924	2/16/12	18,403
Mexican Peso	Deutsche Bank AG	7,131,000	508,959	2/16/12	7,570
Polish Zloty	JPMorgan Chase Bank	553,000	159,524	2/16/12	7,792
					157,723
Net unrealized gain on open forward foreign currency contracts					$105,002

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$6,039	—	$6,039
Forward foreign currency contracts	—	$183,974	183,974
Total	$6,039	$183,974	$190,013

34	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$5,064	—	$5,064
Forward foreign currency contracts	—	$78,972	78,972
Total	$5,064	$78,972	$84,036

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options	—	$(15,500)	$(15,500)
Futures contracts	$(44,620)	—	(44,620)
Forward foreign currency contracts	—	(31,018)	(31,018)
Total	$(44,620)	$(46,518)	$(91,138)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$975	—	$975
Forward foreign currency contracts	—	$105,002	105,002
Total	$975	$105,002	$105,977

During the period ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$6,192
Futures contracts (to buy)	629,603
Futures contracts (to sell)	1,191,525
Forward foreign currency contracts (to buy)	3,118,148
Forward foreign currency contracts (to sell)	2,200,793

†	At December 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class FI shares calculated at

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	35

the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the period ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees	Shareholder Reports Fees
Class IS	—	$3,250	$6,076
Class I	—	410	142
Class FI	$103	410	142
Total	$103	$4,070	$6,360

For the period ended December 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class IS	$148,060
Class I	1,213
Class FI	1,171
Total	$150,444

6. Distributions to shareholders by class

Period Ended December 31, 2011†
Net Investment Income:
Class IS	$266,932
Class I	1,048
Class FI	932
Total	$268,912

†	For the period July 29, 2011 (inception date) to December 31, 2011.

7. Capital shares

At December 31, 2011, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

	Period Ended December 31, 2011†
	Shares	Amount
Class IS
Shares sold	1,980,000	$19,800,000
Shares issued on reinvestment	27,262	266,932
Net increase	2,007,262	$20,066,932

Class I
Shares sold	10,000	$100,000
Shares issued on reinvestment	107	1,048
Net increase	10,107	$101,048

36	Western Asset Global Multi-Sector Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

	Period Ended December 31, 2011†
	Shares	Amount
Class FI
Shares sold	10,000	$100,000
Shares issued on reinvestment	95	932
Net increase	10,095	$100,932

†	For the period July 29, 2011 (inception date) to December 31, 2011.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended December 31, 2011 was as follows:

2011
Distributions Paid From:
Ordinary income	$268,912

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$98,747
Capital loss carryforward*	(35,708)
Other book/tax temporary differences(a)	(156,782)
Unrealized appreciation (depreciation)	(151,650)
Total accumulated earnings (losses) — net	$(245,393)

*	As of December 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No expiration	$(35,708	)**

This amount will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU No. 2011-04"). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Western Asset Global Multi-Sector Portfolio 2011 Annual Report	37

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Global Multi-Sector Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Global Multi-Sector Portfolio (the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2012

38	Western Asset Global Multi-Sector Portfolio

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on October 20 and October 27, 2011. At a meeting held on November 15, 2011, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and

Western Asset Global Multi-Sector Portfolio	39

research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objective and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed the performance of the Fund since its inception on July 29, 2011. In that connection, the Directors noted that the fund had a very limited operating history but that Western Asset has significant experience managing similar investment portfolios.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

40	Western Asset Global Multi-Sector Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Global Multi-Sector Portfolio	41

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Multi-Sector Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Occidental Petroleum Corporation and Public Storage

42	Western Asset Global Multi-Sector Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of a Quantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of portfolios in fund complex overseen[2]	161
Other directorships held	None

Western Asset Global Multi-Sector Portfolio	43

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett 55 Water Street New York, NY 10041
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer
Term of office and length of time served[1]	Served since 2011
Principal occupations during the past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011), Managing Director of Legg Mason & Co and Senior Manager of the Treasury Policy group for Legg Mason & Co’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

44	Western Asset Global Multi-Sector Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President and Manager Global Fiduciary Platform, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

Western Asset Global Multi-Sector Portfolio	45

Officers[5] cont’d
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

[1]

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the nine portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 161 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the 1940 Act) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “Interested person” (as defined above) of the Fund.

46	Western Asset Global Multi-Sector Portfolio

Important tax information (unaudited)

3.54% of the net investment income distributions paid by the Fund during the taxable period ended December 31, 2011 were attributable to Federal obligation.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Global Multi-Sector Portfolio

Directors

William E. B. Siart, Chairman

R. Jay Gerken

President

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Global Multi-Sector Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Global Multi-Sector Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Multi-Sector Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX014334 2/12 SR12-1599

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $476,381 in December 31, 2010 and $468,601 in December 31, 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $36,500 in December 31, 2010 and $42,600 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in December 31, 2011.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date: February 28, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset Funds, Inc.

Date: February 28, 2012